UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 12, 2023
______________________
Fabrinet
(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Intertrust Corporate Services (Cayman) Limited
One Nexus Way, Camana Bay
Grand Cayman
KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
+66 2-524-9600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On December 12, 2023, Fabrinet held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 34,662,652 ordinary shares of Fabrinet, or approximately 95.4% of the total shares entitled to vote. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal 1: Election of Directors

The shareholders elected the nominees listed below as Class II directors to serve on Fabrinet’s board of directors for a term of three years or until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Seamus Grady	33,241,130	808,001	613,521
Thomas F. Kelly	30,529,106	3,520,025	613,521

Proposal 2: Ratification of Appointment of Independent Auditors

The shareholders ratified the appointment of PricewaterhouseCoopers ABAS Ltd. as Fabrinet’s independent registered public accounting firm for the fiscal year ending June 28, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,498,056	1,120,998	43,598	—

Proposal 3: Advisory Approval of Named Executive Officer Compensation

The shareholders approved, on an advisory basis, the compensation of Fabrinet’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,634,654	1,359,943	54,534	613,521

Proposal 4: Advisory Approval of Preferred Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

The shareholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of Fabrinet’s named executive officers every one year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
32,959,934	3,739	1,033,416	52,042	613,521

Consistent with the results of this vote and the recommendation of Fabrinet’s board of directors in the proxy statement for the Annual Meeting, Fabrinet will hold an advisory vote on the compensation of Fabrinet’s named executive officers every year until the next required advisory vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

	By:	/s/ Csaba Sverha
Csaba Sverha
Executive Vice President, Chief Financial Officer

Date: December 13, 2023